Exhibit 10.
BECKMAN


                 FY 96 EXECUTIVE INCENTIVE PLAN
                       CLASSES 12 AND 13


Background

Key executives have two separate incentive opportunities with different time horizons and different performance measures. For the annual incentive opportunity, the focus will be on annual results in terms of Earnings Per Share Achievement as a Percent of Targeted EPS, with sales revenue and an individual performance multiplier as additional elements in determining the final incentive award. The second time horizon of incentive opportunity will be based on company "Economic Value Added" for a two-year cycle under a long-term incentive plan.


                     ANNUAL (EPS) INCENTIVE

Earnings per share continues to be a critical factor in the company's performance and valuation by the financial community. Because of its importance, the level of achievement of EPS as a percent of target is the fundamental measurement for annual incentive opportunity. The basic award guidelines for the degree of achievement are as follows:

          EPS Achievement          Award Percentage
          Percent of Target        of Base Earnings
          _________________________________________

               104%                     27.7%
               102%                     25.4%
               100%                     23.1%
                98%                     17.3%
                96%                     11.6%
                94%                      5.8%
          below 94%                       0%

          A pro rata percentage is calculated for achievement between the above award levels.



Sales Revenue Modifier
The award percentage for EPS achievement will be increased by 10% if EPS is at target or higher for FY 96 and the company's sales goal is met or exceeded.

Individual Incentive Award Determination
The final step in the calculation of individual incentive awards is the application of an individual performance multiplier to the award percentage for EPS achievement after any adjustment for sales revenue. EXCEL descriptions of overall performance levels will be the basis for determining individual performance multipliers. The performance multiplier, expressed as a percentage, is applied to the EPS award guideline. Base earnings for the period of incentive eligibility (eligible earnings) are then multiplied by the final award percentage to determine the amount of incentive award.

    Overall Performance            Performance Multiplier to be
                                    Applied to Award Guideline
    ___________________________________________________________

          Exceptional                   125% - 150%
          High                          100% - 125%
          Good                           75% - 100%
    Improved Performance Required            0

Example of How the Annual Incentive Award is Calculated

Assume that EPS achievement is 102% of target and the company sales revenue goal is met or exceeded. In this example, the total annual award percentage before applying the individual performance multiplier is 27.9% (25.4% + 10% x 25.4% rounded). The 27.9% award will be increased to a 33.5% individual incentive award with an individual performance multiplier of 120%.
Conversely, an individual performance modifier of 80% would reduce the 27.9% award to a 22.3% final EPS annual incentive award.

Administration

1.  All  financial  results will be measured on an "as  reported"
    basis   with  no  adjustment  for  any  effect  of   currency
    fluctuations.

2.  Qualifying  events  that  may cause  a  modification  to  the
    original   EPS   award   level   milestones   must   be:
    1) unanticipated; 2) non-recurring; 3) material in  nature; and
    4) not part of normal business operations.

3. To be eligible for an annual EPS incentive award, a participant must be in active pay status at the end of the measurement period. Partial payments will be made for retirees, as defined by the company's pension plan, who leave before the end of the fiscal year.

BECKMAN


       TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN
                   CYCLE FOUR BEGINNING FY 96
                       CLASSES 12 AND 13


Background

The two year (long-term plan) incentive is based upon maintaining and improving the base amount of total company EVA through a two-year measurement cycle. EVA benchmarks for incentive eligibility will be established for each two-year cycle at its beginning and successive cycles overlap by one year. For example, the second year of cycle three, fiscal year 1996, will be the first year of cycle four.

EVA Definition

EVA is defined as the net operating profit after-tax, less a cost of capital charge on a thirteen-month average capital base. This performance measurement reflects the relationship between profits generated by the company and the cost of the balance sheet investment. Certain events may trigger a reassessment of the EVA targets for incentive eligibility.

EVA Award Eligibility

The EVA target for cycle four, ending December 31, 1997, is the midpoint between the threshold or beginning point for award eligibility and the planned EVA improvement for this period under the 1995-1999 Strategic Plan. For Class 12 and 13 executives, the achievement of target will generate a 10.0% of base earnings award. Attainment of the strategic plan EVA improvement will increase the award percentage to 15%. Gradations in performance above and below targeted EVA and the corresponding EVA award eligibility are depicted below.

            EVA* CYCLE FOUR (1996 & 1997)

    Absolute EVA                        Final EVA
                                          Award
  __________________________________________________

    <threshold                              0.0%
     threshold                              5.0%
     target                                10.0%
     plan                                  15.0%
     maximum                               20.0%
    >maximum                               20.0%

Individual Eligible Earnings for EVA Award

Although the EVA measurement period is two years, the actual award calculation will be based upon an individual participant's annualized base earnings at the end of the second year of the two-year cycle. One year of eligible earnings is applied because of the overlapping nature of the two-year cycles.

Deferred Stock Award Alternative

Payment of the earned incentive will be made in cash, subject to standard withholding taxes and deductions, or a participant may elect to be paid in restricted stock. Details of the restricted stock payment alternative are described in the insert to this document.

Administration

1.  All  financial  results will be measured on an "as  reported"
    basis   with  no  adjustment  for  any  effect  of   currency
    fluctuations.

2. Qualifying events that may cause adjustments to original approved EVA targets must be: 1) unanticipated; 2) non-recurring; 3) material in nature; and 4) not part of normal business operations.

3. To be eligible for an EVA incentive award, a participant must be in active pay status at the end of the two-year measurement period. Partial payments will be made in cash for retirees, as defined by the company's pension plan, who do not elect payment in restricted stock, and leave before completion of the EVA cycle.



    *The acronym EVA for economic value added is attributed to Stern Steward & Co.

BECKMAN


TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN - CYCLE FOUR
               RESTRICTED STOCK AWARD ALTERNATIVE


The Organization and Compensation Committee of the Company's Board of Directors intends to accept requests to receive restricted stock in lieu of a cash payment of any award made under the Cycle Four EVA Incentive Plan. Restricted stock awards are made under the Incentive Compensation Plan of 1990, as amended, and the following terms:

       1) Elections to receive restricted stock in lieu of cash must be made for the full amount of the award under this EVA Incentive Plan. The election must be made no later than August 1, 1997.

       2) To encourage stock ownership, the amount of the award will be increased by a 33 1/3% premium and then converted into whole shares of Beckman common stock based on the closing price of Beckman common stock on the last trading day of the two-year EVA cycle. No fractional shares will be granted and any remainder which would have resulted in a fractional share will instead be paid in cash on the regular incentive payment date.

       3) Restricted Stock will be issued pursuant to an agreement, which will provide that such stock cannot be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a twenty-four (24) month period beginning on the date of issuance (which will be the EVA incentive payment date established by the Company). However, these restrictions will lapse earlier in the event of termination due to death, total disability, or Normal or Late retirement (but not Early Retirement) under the Beckman Pension Plan. All shares awarded will be forfeited in the event of a voluntary termination due to Early Retirement during the twenty-four month period; provided, however, that where there has been a prior
       Section 83(b) election (and payment of applicable taxes) by an Early Retirement eligible employee, there will be no forfeiture of shares upon termination but, the restrictions on transferability will remain for the balance of the 24-month period. A voluntary termination other than by an Early Retirement eligible employee who has made a prior Section 83(b) election, causes forfeiture of the shares even if a prior Section 83(b) election was made. In the event of an involuntary termination, for cause or otherwise, no shares will be forfeited but the restrictions on transferability will remain in effect for the full 24-month period from the date of issuance of the Restricted Stock.

Under current tax law, compensation income is not recognized until the earliest to occur of (i) the last day of the full 24-month period beginning on the date of issuance of the Restricted Stock, (ii) the date of occurrence of death or termination due to total disability, the date of eligibility for Normal Retirement (but not Early Retirement) under the Company's Pension Plan, or the date of issuance of Restricted Stock if eligible for Normal or Late Retirement under the Company's Pension Plan on that date,
(iii) the date of any other termination of employment, if forfeiture does not occur as a result thereof, or (iv) the date of issuance of Restricted Stock, if an Section 83(b) election is made. The amount of income to be recognized by you will be equal to the closing price of Beckman common stock on the date of the applicable event described above, times the number of Beckman common shares awarded to you under this alternative. All applicable payroll taxes are due at that time also.


                           IMPORTANT


    The Restricted Stock Agreement and Election Form will be distributed for your consideration closer to the election deadline. Information will be provided on the effect of such an election on certain of Beckman's other benefit plans as well as additional tax information. Certain reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 apply. Also, participants are advised to consult with counsel in advance of making any election to determine potential
    Section 16(b) issues regarding the purchase and sale of the Company's common stock.

BECKMAN


                 FY 96 EXECUTIVE INCENTIVE PLAN
                     CLASSES 14 THROUGH 16


Background

Key executives have two separate incentive opportunities with different time horizons and different performance measures. For the annual incentive opportunity, the focus will be on annual results in terms of company Earnings Per Share Achievement as a Percent of Targeted EPS, with sales revenue and an individual performance multiplier as additional elements in determining the final incentive award. The second time horizon of incentive opportunity will be based on company "Economic Value Added" for a two-year cycle under a long-term incentive plan.


                     ANNUAL (EPS) INCENTIVE

Earnings per share continues to be a critical factor in the company's performance and valuation by the financial community. Because of its importance, the level of achievement of EPS as a percent of target is the fundamental measurement for the annual incentive opportunity. The basic award guidelines for the degree of achievement are as follows:

          EPS Achievement               Award Percentage
          Percent of Target             of Base Earnings
          ______________________________________________

               104%                          35.3%
               102%                          32.3%
               100%                          29.4%
                98%                          22.1%
                96%                          14.7%
                94%                           7.4%
          below 94%                            0%

            A pro rata percentage is calculated for
            achievement between the above award levels.



Sales Revenue Modifier

The award percentage for EPS achievement will be increased by 10% if EPS is at target or higher for FY 96 and the company's sales goal is met or exceeded.

Individual Incentive Award Determination

The final step in the calculation of individual incentive awards is the application of an individual performance multiplier to the award percentage for EPS achievement after any adjustment for sales revenue. EXCEL descriptions of overall performance levels will be the basis for determining individual performance multipliers. The performance multiplier, expressed as a percentage, is applied to EPS award guideline. Base earnings for the period of incentive eligibility (eligible earnings) are then multiplied by the final award percentage to determine the amount of incentive award.

    Overall Performance            Performance Multiplier to be
                                   Applied to Award Guideline
    ____________________________________________________________

          Exceptional                   125% - 150%
          High                          100% - 125%
          Good                           75% - 100%
    Improved Performance Required            0

Example of How the Annual Incentive Award is Calculated

Assume that EPS achievement is 102% of target and the company sales revenue goal is met or exceeded. In this example, the total annual award percentage before applying the individual performance multiplier is 35.5% (32.3% + 10% x 32.3% rounded). The 35.5% award will be increased to a 42.6% individual incentive award with an individual performance multiplier of 120%.
Conversely, an individual performance modifier of 80% would reduce the 35.5% award to a 28.4% final EPS annual incentive award.

Administration

1.  All  financial  results will be measured on an "as  reported"
    basis   with  no  adjustment  for  any  effect  of   currency
    fluctuations.

2. Qualifying events that may cause a modification to the original approved EPS award level milestones must be:
    1) unanticipated; 2) non-recurring; 3) material in  nature; and
    4) not part of normal business operations.

3. To be eligible for an annual EPS incentive award, a participant must be in active pay status at the end of the measurement period. Partial payments will be made for retirees, as defined by the company's pension plan, who leave before the end of the fiscal year.

BECKMAN


       TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN
                   CYCLE FOUR BEGINNING FY 96
                     CLASSES 14 THROUGH 16


Background

The two year (long-term plan) incentive is based upon maintaining and improving the base amount of total company EVA through a two-year measurement cycle. EVA benchmarks for incentive eligibility will be established for each two-year cycle at its beginning and successive cycles overlap by one year. For example, the second year of cycle three, fiscal year 1996, will be the first year of cycle four.

EVA Definition

EVA is defined as the net operating profit after-tax, less a cost of capital charge on a thirteen-month average capital base. This performance measurement reflects the relationship between profits generated by the company and the cost of the balance sheet investment. Certain events may trigger a reassessment of the EVA targets for incentive eligibility.

EVA Award Eligibility

The EVA target for the cycle four, ending December 31, 1997, is the midpoint between the threshold or beginning point for award eligibility and the planned EVA improvement for this period under the 1995-1999 Strategic Plan. For Class 14-16 executives, the achievement of target will generate a 12.6% of base earnings award. Attainment of the strategic plan EVA improvement will increase the award percentage to 18.9%. Gradations in performance above and below the targeted EVA are depicted below.

            EVA CYCLE FOUR (1996 & 1997)

    Absolute EVA                        Final EVA
                                          Award
  __________________________________________________

    <threshold                              0.0%
     threshold                              6.3%
     target                                12.6%
     plan                                  18.9%
     maximum                               25.2%
    >maximum                               25.2%


Individual Eligible Earnings for EVA Award

Although the EVA measurement period is two years, the actual award calculation will be based upon an individual participant's annualized base earnings at the end of the second year of the two-year cycle. One year of eligible earnings is applied because of the overlapping nature of the two-year cycles.

Deferred Stock Award Alternative

Payment of the earned incentive will be made in cash, subject to standard withholding taxes and deductions, or a participant may elect to be paid in restricted stock. Details of the restricted stock payment alternative are described in the insert to this document.

Administration

1.  All  financial  results will be measured on an "as  reported"
    basis   with  no  adjustment  for  any  effect  of   currency
    fluctuations.

2. Qualifying events that may cause adjustments to original approved EVA targets must be: 1) unanticipated; 2) non-recurring; 3) material in nature; and 4) not part of normal business operations.

3. To be eligible for an EVA incentive award, a participant must be in active pay status at the end of the two-year measurement period. Partial payments will be made in cash for retirees, as defined by the company's pension plan, who do not elect payment in restricted stock, and leave before completion of the EVA cycle.


The  acronym EVA for economic value added is attributed to  Stern
Steward & Co.

BECKMAN


TWO-YEAR ECONOMIC VALUE ADDED (EVA) INCENTIVE PLAN - CYCLE FOUR
               RESTRICTED STOCK AWARD ALTERNATIVE


The Organization and Compensation Committee of the Company's Board of Directors intends to accept requests to receive restricted stock in lieu of a cash payment of any award made under the Cycle Four EVA Incentive Plan. Restricted stock awards are made under the Incentive Compensation Plan of 1990, as amended, and the following terms:

       1) Elections to receive restricted stock in lieu of cash must be made for the full amount of the award under this EVA Incentive Plan. The election must be made no later than August 1, 1997.

       2) To encourage stock ownership, the amount of the award will be increased by a 33 1/3% premium and then converted into whole shares of Beckman common stock based on the closing price of Beckman common stock on the last trading day of the two-year EVA cycle. No fractional shares will be granted and any remainder which would have resulted in a fractional share will instead be paid in cash on the regular incentive payment date.

       3) Restricted Stock will be issued pursuant to an agreement, which will provide that such stock cannot be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a twenty-four (24) month period beginning on the date of issuance (which will be the EVA incentive payment date established by the Company). However, these restrictions will lapse earlier in the event of termination due to death, total disability, or Normal or Late retirement (but not Early Retirement) under the Beckman Pension Plan. All shares awarded will be forfeited in the event of a voluntary termination due to Early Retirement during the twenty-four month period; provided, however, that where there has been a prior
       Section 83(b) election (and payment of applicable taxes) by an Early Retirement eligible employee, there will be no forfeiture of shares upon termination but, the restrictions on transferability will remain for the balance of the 24-month period. A voluntary termination other than by an Early Retirement eligible employee who has made a prior Section 83(b) election, causes forfeiture of the shares even if a prior Section 83(b) election was made. In the event of an involuntary termination, for cause or otherwise, no shares will be forfeited but the restrictions on transferability will remain in effect for the full 24-month period from the date of issuance of the Restricted Stock.

Under current tax law, compensation income is not recognized until the earliest to occur of (i) the last day of the full 24-month period beginning on the date of issuance of the Restricted Stock, (ii) the date of occurrence of death or termination due to total disability, the date of eligibility for Normal Retirement (but not Early Retirement) under the Company's Pension Plan, or the date of issuance of Restricted Stock if eligible for Normal or Late Retirement under the Company's Pension Plan on that date,
(iii) the date of any other termination of employment, if forfeiture does not occur as a result thereof, or (iv) the date of issuance of Restricted Stock if an Section 83(b) election is made. The amount of income to be recognized by you will be equal to the closing price of Beckman common stock on the date of the applicable event described above, times the number of Beckman common shares awarded to you under this alternative. All applicable payroll taxes are due at that time also.


                           IMPORTANT

    The Restricted Stock Agreement and Election Form will be distributed for your consideration closer to the election deadline. Information will be provided on the effect of such an election on certain of Beckman's other benefit plans as well as additional tax information. Certain reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 apply. Also, participants are advised to consult with counsel in advance of making any election to determine potential Section 16(b) issues regarding the purchase and sale of the Company's common stock.

BECKMAN


            FY '96 OFFICER EXECUTIVE INCENTIVE PLAN
                    TREASURER AND DIRECTOR,
          CORPORATE BUSINESS DEVELOPMENT AND LICENSING


Bonus Eligibility

The key elements in determining incentive awards are:

          1)   EPS Achievement
          2)   Sales Revenue, and
          3)   Individual overall EXCEL rating

EPS Achievement

Earnings per share continues to be a critical factor in the company's performance and valuation by the financial community. Because of its importance, the level of achievement of EPS as a percent of target is the fundamental measurement for the annual incentive opportunity. The basic award guidelines for the degree of achievement are as follows:

          EPS Achievement               Award Percentage
          Percent of Target*            of Base Earnings
          ______________________________________________

               104%                          30.0%
               102%                          22.0%
               100%                          14.0%
                98%                          10.5%
                96%                           7.0%
                94%                           3.5%
          below 94%                            0%

            A  pro  rata  incentive  award  percentage  is
       calculated   for  gradations  between   achievement
       levels.


Sales Revenue Modifier

The award percentage for EPS achievement will be increased by 10% if EPS is at target or higher for FY '96 and the company's sales goal is met or exceeded.
Individual Incentive Award Determination

The final step in the calculation of individual incentive awards is the application of an individual performance multiplier to the award percentage for EPS achievement after any adjustment for sales revenue. EXCEL descriptions of overall performance levels will be the basis for determining individual performance multipliers. The performance multiplier, expressed as a percentage, is applied to the EPS award guideline. Base earnings for the period of incentive eligibility (eligible earnings) are then multiplied by the final award percentage to determine the amount of incentive award.

                                   Performance Multiplier to be
      Overall Performance          Applied to Award Guideline
    ___________________________________________________________
          Exceptional                   125% - 150%
          High                          100% - 125%
          Good                           75% - 100%
    Improved Performance Required            0%

Example of How the Annual Incentive Award is Calculated

Assume that EPS achievement is 100% of target and the company sales revenue goal is met or exceeded. In this example, the total annual award percentage before applying the individual performance multiplier is 15.4% (14.0% + 10% x 14.0%). The 15.4% award will be increased to a 18.5% individual incentive award with an individual performance multiplier of 120%. Conversely, an individual performance modifier of 80% would reduce the 15.4% award to a 12.3% final EPS incentive award.

Administration

1.  All  financial  results will be measured on an "as  reported"
    basis   with  no  adjustment  for  any  effect  of   currency
    fluctuations.

2.  Qualifying  events  that  may cause  a  modification  to  the
    original   EPS   award   level   milestones   must   be:   1)
    unanticipated; 2) non-recurring; 3) material in  nature;  and
    4) not part of normal business operations.

3. To be eligible for an incentive award, a participant must be in active pay status at the end of the measurement period. Exceptions may be approved on a pro rata basis for participants who retire in midyear or other special circumstances.


              EXECUTIVE INCENTIVE AWARD GUIDELINES
             PRESIDENT AND CHIEF OPERATING OFFICER

                  FY 96 ANNUAL (EPS) INCENTIVE
               EPS Achievement
               Percent of Target        Award Percentage
               _________________________________________

                    104%                          46.2%
                    102%                          42.4%
                    100%                          38.5%
                     98%                          28.9%
                     96%                          19.3%
                     94%                           9.6%
               below 94%                           0.0%

            A pro rata incentive award percentage is calculated for gradations between achievement levels.

EVA* CYCLE THREE (1995 & 1996)   EVA* CYCLE FOUR (1996 & 1997)
Absolute EVA     Final EVA       Absolute EVA      Final EVA
                   Award                             Award
__________________________       ___________________________

  <threshold        0.0%          <threshold         0.0%
   threshold        8.25%          threshold         8.25%
   target          16.5%           target           16.5%
   maximum         33.0%           plan             24.75%
  >maximum         33.0%           maximum          33.0%
                                  >maximum          33.0%

      A   pro  rata  incentive  award  is  calculated   for
      gradations between EVA improvement and achievement levels.

      *The   acronym  EVA  for  economic  value  added   is
      attributed to Stern Steward & Co.

              EXECUTIVE INCENTIVE AWARD GUIDELINES
                    CHIEF EXECUTIVE OFFICER

                     FY 96 ANNUAL INCENTIVE

               EPS Achievement
               Percent of Target*       Award Percentage
               _________________________________________

                    104%                     50.4%
                    102%                     46.2%
                    100%                     42.0%
                     98%                     31.5%
                     96%                     21.0%
                     94%                     10.5%
               below 94%                      0.0%

            A pro rata incentive award percentage is calculated for gradations between achievement levels.


EVA* CYCLE THREE (1995 & 1996)   EVA* CYCLE FOUR (1996 & 1997)
Absolute EVA     Final EVA       Absolute EVA      Final EVA
                   Award                             Award
__________________________       _____________________________

  <threshold        0.0%           <threshold         0.0%
   threshold        9.0%            threshold         9.0%
   target          18.0%            target           18.0%
   maximum         36.0%            plan             27.0%
  >maximum         36.0%            maximum          36.0%
                                   >maximum          36.0%

      A   pro  rata  incentive  award  is  calculated   for
      gradations between EVA improvement and achievement levels.

      *The   acronym  EVA  for  economic  value  added   is
      attributed to Stern Steward & Co.